EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


In connection with the Quarterly Report of School4Chauffeurs, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery E. Jones, President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 06, 2008



                                        By: /s/ JEFFERY E. JONES
                                            ___________________________
                                                Jeffery E. Jones
                                                President